FORM OF REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and among Bioenvision, Inc. (the "Company") and each SHAREHOLDER executing a copy hereof (collectively, the "Shareholders," and each a "Shareholder").


     NOW, THEREFORE, the Company and the Shareholders hereby covenant and agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Final Closing Date" shall mean the closing date of the acquisition agreement for the purchase of Pathagon Inc.

       "Register,"  "registered"  and  "registration"  shall
mean  a registration   effected  by  preparing  and  filing  a
registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

     "Registrable Securities" shall mean (i) the Shares issued in the merger with Pathagon, Inc., seven (7) million in the aggregate, and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock.

      "Requisite Period" shall mean, with respect to any other registration, the period commencing on the effective date of the registration statement and ending on the earlier of
(i) the date on which the sale of all Registrable Securities covered thereby is completed and (ii) such time as the Shareholders holding the Registrable Shares are able to sell all Registrable Shares without restriction pr limitation pursuant to Rule 144(k) of the Securities
Act.

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities.

      "Securities  Act" shall mean the Securities  Act  of  1933, as amended,  or  any  successor  federal  statue,  and  the
rules   and regulations of the Commission thereunder, all as the
same shall be in effect at the time.

     Capitalized terms not defined herein shall have the meanings set forth in the Memorandum.

     2.   Agreement to Register. (1) Upon the earlier to occur of
(a) the date which is six (6) months after the Final Closing Date, or (b) the Company's preparation and filing of a registration statement to register the offer and resale of securities of the Company in connection with any other financing, the Company shall prepare and file a registration statement on Form S-1 or such other form for registration of securities under the Securities Act that is available and appropriate for use by the Company with the Commission under the Securities Act (the "Registration Statement") to register the offer and resale of the Shares (and all shares of the Company's common stock governed by every Warrant) by the Shareholders, and shall use its best efforts to cause such Registration Statement to become effective not more than five days from the date upon which the Commission shall allow the Company to accelerate effectiveness; provided, however, in the case of "(b)" above, as an alternative to
filing   a   Registration  Statement  to  register  the
Registrable Securities, the Company, at its election, may include registration of the Registrable Securities in the registration statement prepared in connection with such other financing.


      (3) With a view to making available to Shareholders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit Subscriber to sell Registrable Securities to the public without registration or
pursuant  to  a registration   statement  on  Form  S-1  or  such
other   form   for registration of securities under the
Securities Act that is available and appropriate for use by the Company, the Company covenants and agrees to use its best efforts to: (i) make and keep public information available as those terms are understood and defined in Rule 144 until the earlier of (A) the date on which the Shares may be sold pursuant to Rule 144(k) (or any successor rule) or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to any Subscriber upon request, as long as the Subscriber owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Subscriber of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration or pursuant to such Registration Statement.


      3. Registration Procedures. The Company shall use its best efforts to effect the registration of any Registrable Securities under the Securities Act; provided that, in connection with the registration hereunder and with the registration procedures set forth below, the sellers of Registrable Securities shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in
order   to  assure  compliance  with  federal  and  applicable
state securities laws. The Company will, as expeditiously as possible:

      (a) prepare and file with the Commission a registration statement with respect to the Registrable Securities as set forth in Section 2 and use its best efforts to cause such registration statement to become effective under the Securities Act as soon as reasonably practicable thereafter and to remain effective for the Requisite Period;

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

      (c) furnish to each seller of Registrable Securities and to each underwriter, if any, such number of copies of the registration statement and the prospectus included therein
(including   each preliminary  prospectus) as such persons
reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

     (d) use its reasonable best efforts (i) if required to register or qualify the Registrable Securities covered by such
registration statement   under  the  securities  or  "blue  sky"
laws   of   such jurisdictions  as the sellers of Registrable
Securities, or in the case of an underwritten public offering, the managing underwriter reasonably shall request,
(ii)  to  prepare  and  file  in   those jurisdictions  such
amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby, and
(iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

       (e)    list  the  Registrable  Securities  covered   by
such registration statement on the exchange or quotation system on which the Common Stock is listed when the registration statement becomes effective;

      (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

      (g) notify each seller of Registrable Securities of the issuance by the Commission of any stop order
suspending   the effectiveness of the registration statement or
the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

      (h) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities being registered to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing;

     (i) make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities
Act) covering a 12-month period beginning not later than the first day of the Company's next fiscal quarter following the effective date of the registration statement;

      (j) if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including, without limitation, customary indemnification and contribution provisions;

      (k) furnish to the Shareholder or the underwriter, if any, participating in any distribution pursuant to such registration statement on the date that the registration statement becomes effective: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the Shareholders and the underwriters, if any, to the effect that such registration statement has become effective under the
Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other
effects   as  reasonably  may  be  requested  by  counsel   for
the Shareholders and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, if any, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects
with  the  applicable  accounting  requirements   of   the
Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such Shareholders or underwriters reasonably may request;

     (l)  make available for inspection by each seller of
Registrable Securities,   any  underwriter  participating  in
any   distribution pursuant to such registration statement, and
any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent
corporate documents and properties  of the   Company,  and  cause
the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

      (n) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not
bearing  any legend   restricting  the  sale  or  transfer  of
such   securities) representing  the Registrable Securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as the Shareholders or any underwriters may reasonably request without restrictive legend; and

     (o) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the registration statement.

      4. Expenses. (a) All expenses incurred by the Company in complying with Sections 2 and 3 including, without
limitation,  all registration   and   filing  fees,  printing
expenses,   fees   and disbursements of counsel and independent
public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and reasonable fees and disbursements of one counsel for the sellers of Registrable Securities (subject to the limitation in Section 3(h)), but excluding any Selling Expenses, are called "Registration Expenses."

       (b) The Company will pay all Registration Expenses in connection with the registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating
Shareholders in proportion to the number  of  Registrable
Securities sold  by  each  or  as  they  may otherwise agree.

      5. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable
Securities  were registered   under  the  Securities  Act
pursuant  hereto   or   any preliminary prospectus or final
prospectus contained therein, or any amendment or supplement thereof, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller or any such controlling person in writing specifically for use in such
registration statement or  prospectus.   Notwithstanding the
foregoing, the indemnification provided in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party.

      (b) Each seller of such Registrable Securities, severally and not jointly, shall indemnify and hold harmless and pay and reimburse the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act and each other seller of Registrable Securities, against all
losses, claims, damages or liabilities, joint or   several,  to
which  the  Company  or  such  officer,  director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, reliance on any untrue statement or
alleged  untrue statement   of  any  material  fact  contained
in  the  registration statement  under  which such Registrable
Securities  were  registered under   the   Securities  Act
pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon, and in conformity with, information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Registrable Securities covered by
such  registration   statement. Notwithstanding the foregoing,
the indemnification provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advise of his counsel that there may be reasonable defenses available to it which are different from, or additional to, those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which (i) it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this
Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under  this Section  5; then, and in each such case, the Company
and such  holder will   contribute  to  the  aggregate  losses,
claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      6.   Participation in Underwritten Registrations; Selection
of Underwriters.   No  Shareholder may participate in  any
underwritten registration hereunder unless such Shareholder (a) agrees to sell such Shareholder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements. The Shareholders, by a vote of the Shareholders holding a majority of the Registrable Securities, may determine that the registration statement filed by the Company pursuant to this Agreement shall be an
underwritten offering.   In any such underwritten offering, the
investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Shareholders holding a majority of the Registrable Securities included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company. Such investment bankers and managers are referred to herein as the "underwriters."

     7.   Changes in Capital Stock.     If, and as often as,
there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

      8.    Rule  144 Reporting.      With a view to making
available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times following the effectiveness of any registration statement covering a public offering of securities of the Company under the Securities Act, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities
Act;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities
Act  and the Exchange Act; and

      (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

      9.    Rights and Remedies at Law or Equity.   In the event
that the Company fails to fulfill its registration responsibilities pursuant hereto for any reason, then the holders of Registrable Securities shall have all other rights and remedies available to such holders at law or equity.

     10.  Representations and Warranties of the Company.  The
Company represents and warrants to the Shareholders as follows:

      (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or by-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

      (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      11.   Market  Stand-Off.   In  consideration  for  the
Company agreeing  to  its obligations under this Agreement, each
Shareholder agrees   in   connection  with  any  registration  of
the Company's securities (whether or not such Shareholder is participating in such registration) upon the request of the Company and either the underwriters managing any underwritten offering of the Company's securities or any regulatory authority (including, but not limited to, any state or Federal securities regulatory authority or the National Association of Securities Dealers, Inc.), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities in
a   market transaction  (other than those included in the
registration) without the prior written consent of the Company, or such underwriters or the prior approval of such regulatory authority, as the case may be, for such period of time (not to exceed 180 days from the effective date of such registration with respect to the underwriter's request or such longer period as requested by such regulatory authority) as the Company and the underwriters or such regulatory authority may specify.

     12.  Miscellaneous.

      (a) All covenants and agreements contained in this Agreement by, or on behalf of, any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Registrable Securities), whether so expressed or not.

     (b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered by facsimile transmission to whom it is to be given: if to the Company, at the address set forth on the first page hereof with a copy to the Company at One Rockefeller Plaza, Suite 1600, New York, New York 10020, if to the Shareholder, at the address set beneath such party's signature to this Agreement; and (iii) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 13(b). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13(b)shall be deemed given at the time of receipt thereof.

      (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

      (d) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement of any matter related hereto shall be brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereto accepts for itself and himself the process in any such action or proceeding by the mailing of copies of such process to it, at its or his address as set forth in paragraph 13(b) and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

      (e) This Agreement may not be amended or modified without the written consent of the Company and the holders of at least a majority of the Registrable Securities.

      (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

     (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                    REGISTRATION RIGHTS AGREEMENT

                           SIGNATURE PAGE

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this day ___ of ___________, 2001.

If the Shareholder is an individual, or if purchased as joint tenants, as tenants in common, or as community property:


Print    Name(s)                 Social Security Number(s)



Signature(s)  of  Purchaser(s)   Signature(s)  of Purchaser(s)


Date                                    Address


If the Shareholder is a partnership, corporation OR trust:



Name of Partnership,
Corporation or Trust


By:                         ACCEPTED AND AGREED
Name:                       this  _______  day   of _______, 2001
Title:

                            Bioenvision, Inc.
Address

                            By:
                            Name:
                            Title: